Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill [Abstract]
Goodwill
15.	Goodwill

Goodwill is tested for potential impairment annually or during interim periods if impairment indicators exist. The process of evaluating goodwill for impairment involves the determination of the fair value of the reporting unit. Inherent in such fair value determinations are certain judgments and estimates relating to future cash flows, including the view of current economic indicators and market valuations, and assumptions about strategic plans with regard to the business unit’s operations. Due to the uncertainties associated with such evaluations, actual results could differ materially from the estimates.

Goodwill of $12.2 million (net of purchase accounting of $0.9 million) included in the Company’s consolidated statements of financial condition as of December 31, 2011 and 2010 is associated with BankAtlantic’s capital services reporting unit. Goodwill was tested for impairment on September 30, 2011 (the annual testing date) and was determined not to be impaired. As of September 30, 2011, the estimated fair value of BankAtlantic’s capital services reporting unit exceeded the estimated fair value of the underlying assets by $30.1 million.

The discounted cash flow methodology establishes fair value by estimating the present value of the projected future cash flows to be generated from the reporting unit. The discount rate applied to the projected future cash flows to arrive at the present value is intended to reflect all risks of ownership and the associated risks of realizing the stream of projected future cash flows. A five year period is generally used in computing discounted cash flow values. The most significant assumptions used in the discounted cash flow methodology are the discount rate, the terminal value and the forecast of future cash flows.

In response to deteriorating economic and real estate market conditions and the effects that the external environment had on BankAtlantic’s business units, BankAtlantic, in the first quarter of 2009, continued to reduce its asset balances and borrowings with a view toward improving its regulatory capital ratios and revised its projected operating results to reflect a smaller organization in subsequent periods. Additionally, BankAtlantic Bancorp’s market capitalization continued to decline as the average closing price of BankAtlantic Bancorp’s Class A common stock on the New York Stock Exchange for the month of March 2009 was $7.85 compared to $21.15 for the month of December 2008, a decline of 63%. Management of BankAtlantic Bancorp believed that the foregoing factors indicated that the fair value of its reporting units might have declined below their carrying amount, and, accordingly, an interim goodwill impairment test was performed as of March 31, 2009. Based on the results of this interim goodwill impairment evaluation, an impairment charge of $8.5 million, net of a purchase accounting adjustment from step acquisition of approximately $0.6 million, was recorded during the three months ended March 31, 2009, relating to BankAtlantic’s tax certificate ($4.7 million) and investments ($4.5 million) reporting units. Additionally, during 2009, we also determined that all $2.0 million of the previously recorded goodwill related to our investment in Pizza Fusion was impaired. As a result, the Company recorded an impairment charge of $2.0 million which is included in the Company’s Real Estate and Other activities as impairment of goodwill in the Company’s consolidated statements of operations for the year ended December 31, 2009.